UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

SCHEDULE 14A
(Amendment No. 2)

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant   ☐

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☑ Preliminary Proxy Statement
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☐  Definitive Proxy Statement
☐  Definitive Additional Materials
☐  Soliciting Material under Rule 14a-12

Capital Financial Holdings, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notice of Annual Meeting

and Proxy Statement

Annual Meeting to Be Held
[                      ], 2014

1 Main Street North
Minot, ND 58703
(701) 837-9600

[                     ], 2014

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders to be held at the Sleep Inn, 2400 10th Street SW, Minot, North Dakota, commencing at 9:00 a.m. local time, on [], [], 2014.

The Secretary’s Notice of Annual Meeting and the Proxy Statement, which follow, describe the matters to come before the Meeting.  During the Meeting we will also review the activities of the past year and items of general interest about the Company.

We hope that you will be able to attend the Meeting in person and we look forward to seeing you.  Please mark, date and sign the enclosed Proxy and return it in the accompanying envelope as quickly as possible, even if you plan to attend the Meeting.  You may revoke the Proxy and vote in person at that time if you so desire.

Sincerely,

/s/ John Carlson
John Carlson
President & Chief Executive Officer

Notice of 2014 Annual Meeting of Shareholders
To be held [       ], 2014

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held [                                                                           ], 2014

The Notice of 2014 Annual Meeting, Proxy Statement and 2013 Annual Report to Shareholders are available at www.capitalfinancialholdings.com/proxy.

Notice is Hereby Given that the Annual Meeting of Shareholders (the “Meeting”) of Capital Financial Holdings, Inc., (the “Company”), a North Dakota corporation, will be held on [    ], 2014, at 9:00 a.m., local time, at the Sleep Inn, 2400 10th Street SW, Minot, North Dakota, for the following purposes:

1.	To elect the Board of Directors of the Company.

2.	To ratify the selection of Hein & Associates, LLP as the Company’s independent auditors for the fiscal year ending December 31, 2014.

3.	To approve abandoning the plan to convert from a corporation to a limited liability company.

4.	To approve the compensation of the named executive officers.

5.	To approve on frequency of advisory vote on executive compensation.

6.	To transact such other business as may properly come before the Meeting and at any postponements or adjournments thereof.

Only shareholders of record at the close of business on [             ], 2014, are entitled to notice of and to vote at the Meeting or at any postponements or adjournments thereof.

You are cordially invited and urged to attend the Meeting.  All shareholders, whether or not they expect to attend the Meeting in person, are requested to complete, date and sign the enclosed form of Proxy and return it promptly in the postage-paid, return-addressed envelope provided for that purpose.  Shareholders who attend the Meeting may revoke a prior Proxy and vote in person as set forth in the Proxy Statement.

The Board of Directors of the Company is soliciting the enclosed Proxy.  The Board of Directors recommends that you vote in favor of the proposed items.  Your vote is important.

By Order of the Board of Directors

/s/ ________________________________
     Elizabeth A. Redding, Secretary

Minot, North Dakota
Dated:  [                               ], 2014

Your Proxy and return envelope are enclosed with this notice.  In order to assure a quorum for the Transaction of Business at the Meeting, each Shareholder is asked to sign and return his or her Proxy in the enclosed envelope.   Every Proxy is important, whether you own one or many shares.  Please do it today.

1 Main Street North
Minot, ND 58703
(701) 837-9600

Proxy Statement
Annual Meeting of Shareholders
To be held [       ], 2014

General Information

The enclosed Proxy is being solicited by the Board of Directors (“Board”) of Capital Financial Holdings, Inc. (the “Company”), a North Dakota corporation, for use in connection with the Annual Meeting of Shareholders on [], 2014, at 9:00 a.m. local time (the “Meeting”) at the Sleep Inn, 2400 10th Street SW, Minot, North Dakota, and at any postponement or adjournment thereof.  Only shareholders of record as of the close of business on [], 2014 (the “Record Date”) will be entitled to vote at the Meeting or any postponement or adjournment thereof.  When the accompanying Proxy (each, a “Proxy”) is properly executed and returned, the shares it represents will be voted at the Meeting in the manner specified.

Any Proxy may be revoked at any time before it is voted by written notice mailed or delivered to the secretary, by a receipt of a Proxy properly signed and dated subsequent to an earlier Proxy and by revocation of a written Proxy by request in person at the annual meeting of shareholders.  If not so revoked, the shares represented by the Proxy will be voted in accordance with the instructions on the Proxy form.

The address of the principal executive office of the Company is 1 Main Street North, Minot, North Dakota 58703.  This Proxy Statement and the Board’s form of Proxy are being mailed to shareholders on or about [], 2014.  Concurrent with the mailing of this Statement, the Company is furnishing to shareholders its Annual Report for its fiscal year ended December 31, 2013.

The Company is bearing all costs of soliciting Proxies and expressly reserves the right to solicit Proxies otherwise than by mail.  Telephone, e-mail, facsimile or other personal solicitations of certain shareholders and brokers may follow the solicitation of Proxies by mail by one or more of the directors, by officers or by employees of the Company.  The Company may make requests to trusts, banks and brokers or other similar agents or fiduciaries for the voting instructions of beneficial owners and reimburse the expenses incurred by such agents or fiduciaries in obtaining such instructions.  As of the date of this mailing, however, the Company has not made any contracts or arrangements for such solicitations; hence, it cannot identify any parties or estimate the cost of such solicitation.

As of [                                ], 2014, the Company had outstanding 1,241 common shares, $0.0001 par value, with each share being entitled to one vote, except for the election of directors, when shareholders are entitled to cumulate their votes.  Representation of a majority of the Company’s shares outstanding on such date, either in person or by Proxy, constitutes a quorum for the Meeting.  When a quorum is present, the vote by the holders of a majority of the shares present and entitled to vote at the Meeting shall decide the proposals to be voted upon at the Meeting, A shareholder voting through a Proxy who abstains with respect to a certain proposal is considered to be present and entitled to vote on such proposal at the Meeting and is, in effect, casting a negative vote, but a shareholder (including a broker) who does not give authority to a Proxy to vote or withholds authority to vote on a certain proposal shall not be considered present and entitled to vote on such proposal.

Because many of the Company’s shareholders may be unable to attend the Meeting in person, our Board solicits Proxies by mail to give each shareholder an opportunity to vote on all matters presented at the Meeting.  Shareholders are urged to:

(1)           read this Proxy Statement carefully;

(2)	specify their choice in each matter by marking the appropriate box on the enclosed Proxy; and

(3)	sign, date and return the Proxy by mail in the postage-paid, return-addressed envelope provided for that purpose.

Question and Answer Summary:  About the Meeting

What is being voted on at the Meeting?

The Company’s Board is asking shareholders to consider five items at this Meeting:

●	To elect three directors to the Company’s Board of Directors;

●	To ratify the selection of Hein & Associates, LLP, as the Company’s independent auditors for the fiscal year ending December 31, 2014;

●	To approve abandoning the Company’s plan to convert from a corporation to a limited liability company;

●	To approve on an advisory basis the compensation of named executive officers; and

●	To approve the frequency of shareholder advisory voting on executive compensation.

Who can vote at the Meeting?

Our Board has set [                                           ], 2014, as the Record Date for the Meeting.  Only persons holding shares of record at the close of business on the Record Date will be entitled to receive notice of and to vote at the Meeting.  Each share will be entitled to one vote on each matter properly submitted for vote to our shareholders at the Meeting.  On the Record Date, there were approximately 1,241 common shares outstanding held by approximately 500 shareholders of record.  Therefore, there are a total of approximately 1,241 votes that will be entitled to be cast at the Meeting.

What constitutes a quorum for the Meeting?

A quorum for the Meeting is based on the number of votes that can be cast rather than the number of actual shares that are represented, because each share has one vote per share.  To have a quorum, we need more than 50% of the votes entitled to be cast to be present, in person or by proxy, including votes as to which authority to vote on any proposal is withheld, shares abstaining as to any proposal and broker non-votes (where a broker submits a Proxy but does not have authority to vote a customer’s shares on one or more matters) on any proposal, all of which will be considered present at the Meeting for purposes of establishing a quorum for the transaction of business at the Meeting.  Each vote will be tabulated separately.

How do I vote?

If you complete and properly sign the accompanying Proxy form and return it to us, it will be voted as you direct, unless you later revoke the Proxy.  Unless instructions to the contrary are marked or if no instructions are specified, shares represented by a Proxy will be voted for the proposals set forth on the Proxy, and in the discretion of the persons named as proxies, on such other matters as may properly come before the Meeting.  If you are a registered shareholder, that is, if you hold your shares in certificate form, and you attend the Meeting, you may deliver your completed Proxy form in person.  If you hold your shares in “street name,” that is, if you hold your shares through a broker or other nominee, and you wish to vote in person at the Meeting, you will need to obtain a Proxy form from the institution that holds your shares.

Can I change my vote after I return my Proxy form?

Yes.  Even after you have submitted your Proxy, you may change your vote at any time before the Proxy is exercised by filing with our Secretary, at the address at the top of page 1, either a written notice of revocation or a duly executed Proxy bearing a later date or you may vote in person at the Meeting.  The powers of the Proxy holders will be suspended if you attend the Meeting in person and so request.  However, attendance at the Meeting will not by itself revoke a previously granted Proxy.

Any written notice of revocation sent to us must include the shareholder’s name and must be received prior to the Meeting to be effective.

What vote is required to approve each item?

Proposal No. l.  Election of Directors.  The election of each director nominee requires the affirmative vote of a plurality of the votes cast, if a quorum is present, in the election of directors.  Shareholders are entitled to cumulate votes with respect to the election of directors only in accordance with the procedure described under Proposal No. l herein.

Proposal No. 2.  Ratification of Auditors.  An affirmative vote of a majority of the votes cast at the Meeting, if a quorum is present, is required for ratification of the selection of Hein & Associates LLP, as independent auditors for the fiscal year ending December 31, 2014.

Proposal No. 3.  Abandonment of Plan to Convert to an LLC.  An affirmative vote of a majority of the votes cast at the Meeting, if a quorum is present, is required for approval to abandon the Company’s plan to convert the Company from a corporation to a limited liability company.

Proposal No. 4 – Approve on an Advisory Basis the Compensation of Named Executive Officers.  An affirmative vote of a majority of the votes cast at the Meeting, if a quorum is present, is required for non-binding advisory approval of the executive compensation of named executive officers.

Proposal No. 5 – Frequency of Advisory Vote on Executive Compensation.  An affirmative vote of a majority of the votes cast at the Meeting, if a quorum is present, is required for approval to set the frequency of shareholder advisory vote on executive compensation.

While affirmative abstentions are counted in tabulations of the votes cast on proposals presented to shareholders, with respect to Proposal Nos. 2, 3, 4 and 5, broker non-votes are not counted for purposes of determining whether the proposal has been approved.  Therefore, for those matters affirmative abstentions will have the same effect as a vote against the proposal.

Votes cast by Proxy will be tabulated by Issuer Direct Corporation, an independent proxy service. The Company has appointed independent, impartial election inspectors for the Meeting who will count votes cast by Proxy or in person at the Meeting.

Proposal No. 1
Election of Directors

At the Meeting to be held on [                                                                ], 2014, and at any and all postponements or adjournments thereof, it is intended that the Company’s shares represented by properly executed Proxies that are enclosed herewith will be voted to elect the director nominees, unless authority so to vote is withheld.  Each nominee is currently a member of the Board of the Company and all of the nominees have indicated a willingness to serve as a director, if elected.  If elected, each nominee will serve until the next annual meeting of shareholders or until the earlier of removal, resignation, death or disqualification.  The Board has no reason to believe that any of the director nominees will be unable to serve as directors or become unavailable for any reason.  If, at the time of the Meeting, any of the director nominees shall become unavailable for any reason, the persons entitled to vote the Proxy will vote, as such persons shall determine in his or her discretion, for such substituted nominee or nominees, if any, nominated by the Board.  The affirmative vote of a plurality of the votes present or represented to vote at the Meeting is necessary to elect each director nominee.  Shareholders of the Company will have an opportunity on their Proxy to vote in favor of one or more director nominees while withholding authority to vote for one or more director nominees.

The directors have voted to nominate three directors for election to hold office for a one-year term until the next Annual Meeting of Shareholders or until their successors are elected and qualified.  Proxies solicited by the Board will, unless otherwise directed, be voted to elect the three nominees named below.
Following is certain information regarding the nominees for director:

Name	Age	Term Of Office With The Company	Positions And Offices With The Company

John Carlson	50	As CEO, 02-09-2011 to Present As Director, 12-12-2013 to Present	Director, CEO

Gordon Dihle	59	11-07-2013 to Present	Director

Elizabeth Redding	27	As CFO and Secretary, 03-26-2012 to Present As Director, 12-12-2013 to Present	Director, CFO, Secretary

Cumulative voting is permitted in the election of directors in accordance with the following procedure:

Each shareholder entitled to vote for directors has the right to cumulate those votes in the election of directors by giving written notice of such intent to any officer of the Company before the Meeting or the presiding officer at the Meeting at any time before the election of directors, in which case:

1.           The presiding officer at the Meeting shall announce, before the election of directors, that shareholders may cumulate their votes; and

2.           Each shareholder shall cumulate those votes either by casting for one candidate the number of votes equal to the number of directors to be elected multiplied by the number of votes represented by the shares entitled to vote, or by distributing all of those votes on the same principle among any number of candidates.

Therefore, unless the above-described procedure is implemented, the holders of a majority of the Company’s shares could elect all of the directors.  It is expected that the Proxies received by the directors’ nominees will be voted, except to the extent that authority is withheld on any Proxy as to all of one or more individuals, to elect as directors the following nominees, whose principal occupations during the past five years, directorships and certain other affiliations and information are set forth below:

John R. Carlson – Mr. Carlson attended Montana State University in Bozeman, Montana, pursuing education in Physics and Chemical Engineering.  He has passed several securities qualification examinations including the General Securities Representative, General Securities Principal, Uniform Securities Agent State Law, Registered Investment Advisor, Municipal Securities Principal, and insurance licenses for Life Insurance, Variable Life Insurance, Annuities and Variable Annuities, and Accident and Health Insurance.  From September of 1998 to July of 2002, Mr. Carlson worked as a Financial Advisor with a national financial services firm.  Mr. Carlson specialized in comprehensive financial planning relating to retirement, education, and risk management planning.  Mr. Carlson has been Chief Executive Officer and President of the Company since February 9, 2011, and a Director since December 12, 2013.  Since July of 2002, Mr. Carlson has served Capital Financial Services, Inc., a subsidiary of the Company, and is currently that firm’s Chief Compliance Officer.

Gordon Dihle – Mr. Dihle received a B.S. in Accounting and Business Administration, Summa Cum Laude (1976) at Dickinson State University, Dickinson, ND and earned a J.D. with distinction at the University of North Dakota (1980) in Grand Forks, ND.  Mr. Dihle is a CPA licensed with the state of North Dakota, a member of the AICPA and an attorney licensed with the state of Colorado.  Mr. Dihle has been employed as an attorney and has been principal of Corporate Legal, LLC in Centennial Colorado since 1996 and was concurrently employed at Spencer Edwards, Inc., a securities brokerage firm from 2002 until November 2013 in various capacities as a general and financial principal.  Mr. Dihle has been the Chairman of Board of Directors of the Company since November 7, 2013, and had previously acted as general counsel for the Company from September 2009 until February 2011.  Mr. Dihle has been a Director of the Company since November 7, 2013.

Elizabeth A. Redding – In 2010, Ms. Redding received a B.S. Degree in Business Management from Minot State University, Minot, North Dakota.  Ms. Redding served as the general manager of Spicy Pie, a restaurant located in Fargo, North Dakota, from 2009 to 2010.  From 2010 to 2011, Ms. Redding served as an administrative assistant and as a commission/accounting specialist at Capital Financial Services, Inc., a broker-dealer located in Minot, North Dakota and a subsidiary of the Company.  From 2011 to 2012, Ms. Redding served as a loan officer for Northern Tier Federal Credit Union located in Velva, North Dakota.  From 2012 to March 2014, Ms. Redding served as Treasurer of the Velva Association of Commerce, a local organization located in Velva, North Dakota. From 2012 to present, Ms. Redding serves on the Board of the Velva Association of Commerce. Ms. Redding has been employed by the Company since March 26, 2012, and has been its Chief Financial Officer and Secretary since March 26, 2012, and a Director since December 12, 2013.

Certain Relationships and Related Transactions

None of the directors are related to any other director or to any executive officer of the Company.  There were no material related person transactions during fiscal year 2013.

Corporate Governance

Attendance at Board, Committee and Annual Shareholder’s Meetings

During the fiscal year ended December 31, 2013, the Board held five regular meetings and two special meetings.  All directors are expected to attend each meeting of the Board and the committees on which they serve, and are also expected to attend each annual meeting of shareholders.  Each director attended at least 75% of the Board meetings, including committee meetings on which the Board member served during this period.  The annual meeting was held June 19, 2013 and all board members attended.  The present Board of Directors as a whole act as the Company’s Audit Committee.  The Company presently does not have a Nominating Committee or a Compensation Committee and, therefore, shareholders will have to rely upon the entire Board of Directors, all of whom are not independent under Rule 10A-3 of the Securities Act of 1934, to perform these functions.  Thus, there is a potential conflict in that board members who are management will participate in discussions concerning management compensation and audit issues that may affect management decisions.

Audit Committee

The Company’s Audit Committee is composed of Gordon Dihle, Elizabeth Redding and John Carlson, none of whom meet the independence requirements of the SEC with respect to audit committee membership.  However, because the Company is not listed on a national securities exchange, it is exempt from the requirements of Rule 10A-3 requiring that members of the audit committee be independent.  The Audit Committee oversees the external audit coverage, including the annual nomination of the independent accountants, reviews accounting policies and policy decisions, reviews the financial statements, including interim financial statements and annual financial statements, together with auditor’s opinions, inquires about the existence and substance of any significant accounting accruals, reserves or estimates made by management, meets privately with the independent accountants to discuss all pertinent matters and reports to the Board regarding its activities.  The Audit Committee held four regular meetings in 2013.

The Audit Committee has adopted a formal, written charter, which was amended on March 9, 2004.  The charter specifies the scope of the Audit Committee’s responsibilities and how it should carry out those responsibilities.  The charter also outlines the Audit Committee’s pre-approval policies and procedures that require the Audit Committee to review and approve, in advance, fees proposed to be charged to the Company by the auditors for each audit and non-audit service.  The Audit Committee Charter must be filed every three years.  It was last filed in 2013; it will be filed again in 2016.

Report of Audit Committee

The Audit Committee met to review the audited financials for the fiscal year ended December 31, 2013, with members of management and the independent accountants.  The independent accountants discussed with the Audit Committee new accounting policies, management’s judgments and use of accounting estimates in the preparation of the financial statements and significant audit adjustments.  Annually, the independence of the auditors is discussed and the auditors provide information regarding their independence required by Independence Standards Board No. 1, as may be modified or supplemented.  Based upon a thorough discussion of the aforementioned, the Audit Committee has recommended that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year 2013.

Independence of Former Directors

Three former directors that served during a portion of 2013, Vaune M. Cripe, Myron D. Thompson and Gregory O. Phillips, had each been determined by the Board to be independent directors during the time of their service on the Board and Committees of the Board.

The Board of Directors will continually assess its size, structure and composition, taking into consideration its current strengths, skills and experience, and the requirements and strategic direction of the Company.  As required, The Board of Directors will seek out and recommend suitable candidates for consideration as members of the Board of Directors.

Executive Compensation

The following table sets forth compensation information for the Company’s Named Executive Officers for services rendered in all capacities to the Company and its subsidiary in fiscal year 2013.

Summary Compensation Table

Name and Principal Position	Age	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Nonequity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

John R. Carlson, Chief	51	2013	$116,500	$19,354	$0	$0	$0	$0	$38,396	$135,854
Executive Officer and		2012	$105,305	$3,023	$0	$0	$0	$0	$31,325	$139,733
President

Elizabeth A. Redding,	27	2013	$60,742	$7,775	$0	$0	$0	$0	$0	$68,517
Chief Financial Officer		2012	$37,548	$2,639	$0	$0	$0	$0	$0	$40,187
and Corporate Secretary

Narrative Disclosure to Summary Compensation Table

Neither of the Company’s Named Executive Officers have an employment contract with the Company.  Mr. Carlson’s annual compensation for 2014 is $122,000 and Ms. Redding’s annual compensation for 2014 is $66,500.  The Company matches contributions to the Named Executive Officers’ 401k plans as well as the 401k plans of all other employees of the Company to the extent of four percent.  The Company also has a discretionary bonus pool for all employees including the Named Executive Officers.

Mr. Carlson is also entitled to severance pay pursuant to an “Individual Executive Involuntary Termination Severance Pay Plan” under which Mr. Carlson would be entitled to thirty nine weeks of base salary and continued payment of medical insurance for a period of up to twelve months following termination conditioned upon the meeting of certain criteria outlined in the plan.

Ms. Redding is also entitled to severance pay pursuant to an “Individual Executive Involuntary Termination Severance Pay Plan” under which Ms. Redding would be entitled to sixteen weeks of Employee’s then annual salary following termination conditioned upon the meeting of certain criteria outlined in the plan.

Outstanding Equity Awards at Fiscal Year End

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)

John Carlson,	2	(1)	0	0	$10,000	10/31/2014	0	$0	0
Chief Executive Officer
and President

(1) Options were transferred to Mr. Carlson on January 6, 2009 from the Company’s former CEO Brad Wells, whom resigned from the Company in 2010.

Fees Billed for Services Rendered by Independent Accountant

Audit and Non-Audit Fees

During the fiscal year ended December 31, 2013, Hein & Associates, LLP (“Hein & Associates”), the Company’s independent auditors and principal accountant, billed the Company the fees set forth below.  The Audit Committee has considered and determined that the provision of the non-audit services rendered to the Company by Hein & Associates during the Company’s fiscal year 2013 was compatible with maintaining the independence of Hein & Associates.

The following table presents fees for professional audit services rendered by Hein & Associates for the audit of the Company’s annual financial statements for the years ended December 31, 2013 and 2012, and fees billed for other services rendered by Hein & Associates

	2013	2012

Audit Fees(1)	$118,288	$116,242
Audit-Related Fees(2)	$2,000	0
Tax Fees(3)	$20,668	$14,995
All Other Fees	0	0

(1)
Audit Fees consist of fees for professional services rendered for the audit of the Company’s financial statements and review of financial statements included in the Company’s quarterly reports and services normally provided by the independent auditor in connection with statutory and regulatory filings or engagements.

(2)	Audit-related fees are fees principally for professional services rendered for the annual review of Capital Financial Services, Inc., related to the filing of the SIPC assessment form.
(3)
Tax services fees consist of compliance fees for the preparation of original and amended tax returns, claims for refunds and tax payment-planning services for tax compliance, tax planning and tax advice.  Tax service fees also include fees relating to other tax advice, tax consulting and planning other than for tax compliance and preparation.

Policy on Audit Committee Pre-Approval of Audit
and Permissible Non-Audit Services of Independent Auditors

The Audit Committee’s policy is to review and pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm.  These services may include audit services, audit-related services, tax services and other services.  The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.  The Audit Committee may also pre-approve particular services on a case-by-case basis.

Director Compensation

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Vance A. Castleman(2)	$6,000	$0	$0	$0	$0	$0	$6,000

Vaune M. Cripe(2)	$6,000	$0	$0	$0	$0	$0	$6,000

Jeffrey A. Cummer(1)	$16,000	$0	$0	$0	$0	$0	$16,000

Gregory G. Philipps(2)	$6,000	$0	$0	$0	$0	$0	$6,000

Myron D. Thompson(2)	$6,000	$0	$0	$0	$0	$0	$6,000

Gordon Dihle	$0	$0	$0	$0	$0	$0	$0

John R. Carlson	$0	$0	$0	$0	$0	$0	$0

Elizabeth Redding	$0	$0	$0	$0	$0	$0	$0

(1)	JeffreyA. Cummer tendered his resignation from the Board of Directors effective November 7, 2013 and Gordon Dihle was appointed to fill the vacancy created by the resignation of Mr. Cummer.

(2)
Vance Castleman, Vaune M. Cripe, Gregory D. Philips and Myron D. Thompson tendered their resignations from the Board of Directors effective December 12, 2013, and John R. Carlson and Elizabeth Redding were appointed to fill two of the vacancies created by such resignations.

Each director (other than those directors who are also employees of the Company) receives cash compensation for their service as directors and committee members of the Company.  The former Chairman of the Board, Jeffrey Cummer, received cash compensation of $16,000 for the year 2013.  Former Directors Castleman, Cripe, Philipps, and Thompson each received cash compensation of $6,000 for the year 2013.  Gordon Dihle, Chairman of the Board, and John R. Carlson and Elizabeth Redding received no cash compensation for the year 2013 for their service as directors of the Company.  In addition, Board members were reimbursed for their expenses associated with attendance at meetings or otherwise incurred in connection with the discharge of their duties as directors of the Company.

Executive Officers

The named executive officers of the Company for fiscal 2013 were John R. Carlson and Elizabeth Redding.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that the Company’s directors and executive officers file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission.  Directors and executive officers are required to furnish the Company with copies of all Section 16(a) forms they file.  Based solely upon a review of the copies of such forms furnished to the Company and written representations from the Company’s directors and executive officers, all Section 16(a) filing requirements were met for the fiscal year ended December 31, 2013.

Security Ownership of Beneficial Owners and Management

The following table sets forth, as of [                                                                           ], 2014, the ownership of shares of the Company by each shareholder who is known by the Company to own beneficially more than 5% of the outstanding voting securities of the Company, each director, each executive officer named in the Summary Compensation Table on page__, and all executive officers and directors as a group.

Name Of Beneficial Owner Or Identity Of Group	Amount And Nature Of Beneficial Ownership (2) As Of [ ], 2014		Percentage Of Outstanding Shares(3)

John Carlson(1)	26	(4)	2.10%

Gordon Dihle(1)	649	(5)	52.30%

Elizabeth Redding(1)	0		*

Executive officers and directors as a group (3 persons)	675		54.40%

* Less than 1% owned.

(1)	Officer and/or Director of the Company.
(2)	Unless otherwise indicated in the footnotes to this table, the listed beneficial owner has sole voting power and investment power with respect to such shares.
(3)	For each executive officer or director included in the table, percentage of outstanding shares is calculated by dividing the number of common shares beneficially owned by such officer or director by the 1,241 common shares the Company outstanding on [ ], 2014 and the number of shares that each officer or director had the right to acquire within 60 days of the record date. This percentage assumes the exercise of outstanding options or warrants and conversion of preferred shares.
(4)	Includes 16 shares held directly by Mr. Carlson, 2 shares covered by options that are currently exercisable or exercisable within 60 days of [ ], 2014, and 8 shares held by Mr. Carlson’s spouse.
(5)	Includes 9 shares held directly by Mr. Dihle, 96 shares held in Mr. Dihle’s IRA account, 187 shares held by Antelope Creek Realty & Energy Services, Inc., an entity controlled by Mr. Dihle, 349 shares held by the Dihle Chattel Trust of which Mr. Dihle is the Trustee, and 8 shares held by Joshua Dihle who resides with Mr. Dihle for which Mr. Dihle disclaims any voting power as to such shares

The Board Of Directors Recommends That You Vote “FOR” the Election of the Above Nominees as Directors.

Proposal No. 2
Ratification of Selection of Independent Auditors

The Board has selected Hein & Associates, LLP to serve as independent auditors of the Company for the fiscal year ending December 31, 2014.  The shareholders of the Company are being asked to ratify this selection at the Meeting.  A majority of the votes cast at the Meeting, if a quorum is present, will be sufficient to ratify the selection of Hein & Associates, LLP as the Company’s independent auditors for the fiscal year ending December 31, 2014.   The firm of Hein & Associates, LLP has been providing accounting and auditing services for more than 30 years to both public and private companies in a variety of industries.  While it is not required to do so, the Board is submitting the selection of that firm for ratification to ascertain the view of the shareholders.  If the selection is not ratified, the Board will reconsider its selection.  Proxies solicited by the Board will, unless otherwise directed, be voted to ratify the appointment of Hein & Associates, LLP as independent auditor for the Company for the year ending December 31, 2014.

The Board Of Directors Recommends That You Vote “FOR”the Ratification of the Appointment of Hein & Associates as. our Independent Registered public Accounting Firm.

Proposal No. 3
Abandonment of Plan of Conversion

The shareholders approved a proposal to convert the Company from a North Dakota corporation to a limited liability company at the last Annual Meeting of Shareholders held June 19, 2013.

After further consultation with professionals and due consideration of the issues described below, management has since determined that such a conversion would have a negative impact on the value of the Company and liquidity of the shares and, therefore, would not be in the best interest of the Company or its shareholders.

The Company’s business requires registration as a broker-dealer with the securities commission of each state in which it does business.

Prior to the implementation of the conversion of the Company from a corporation to a limited liability company, the Company sought assurances from its regulatory bodies and the state securities regulators that the Company would be permitted to continue to do business in all current markets after the conversion to a limited liability company.  Several state regulators would not provide such assurance to the Company.  Management determined that reapplication with various state regulatory bodies as a different form of entity could create delays or non-approval of the application of the Company to do business as a broker-dealer.  Converting to a limited liability company could entail a risk that the Company would be prohibited from conducting business in several key areas for its registered representatives.  Such a risk could result in a substantial loss of revenue to the Company as well as a negative effect on its value if the Company is precluded from conducting business in a state where it has a concentration of representatives and/or a concentration of customers.  Management concluded that the Company should delay the implementation of the conversion in order to seek additional guidance from our shareholders through a shareholder vote.  Consequently, Articles of Conversion were not filed with the North Dakota Secretary of State.

The plan of conversion has not been implemented, but rather delayed in order to permit the Company’s shareholders to decide by shareholder vote whether to continue with or terminate the conversion.

Section 10-19.1-104.7 (Effective date of conversion-Effect) of the North Dakota Century Code provides, inter alia

“1.	A conversion is effective when the filing requirements of subsection 2 of section 10-19.104.4 have been fulfilled or on a later date specified in the articles of conversion.”

Subsection 2 of section 10.19.104.4, inter alia

“2.	The articles of conversion must be signed on behalf of the converting organization and filed with the secretary of state.”

Section10-19.1-104.5. (Abandonment of Conversion) of the North Dakota Century Code provides, inter alia

“1.       If the articles of conversion have not been filed with the secretary of state, and:

****

“a.	(2)	After a plan of conversion has been approved by the converting corporation as provided in section 10.19.1-104.3, and before the effective date of the plan, it may be abandoned:

(a)	if the shareholders of the converting corporation entitled to vote on the approval of the plan as provided in section 10-19.1-104.3 have approved the abandonment by an act of the shareholders; or

****”

With respect to this Proposal, articles of conversion have not been filed with the North Dakota Secretary of State.

Pursuant to the Plan of Conversion and North Dakota statutory law, the conversion is not yet effective.  The articles of conversion were never filed with the North Dakota Secretary of State and no specific date for conversion was specified in the Plan of Conversion.  The Plan of Conversion has never become effective pursuant to the terms of the Plan of Conversion, Article 6 of Exhibit C of which states, inter alia:  “The conversion may be effected by each Shareholder in the Corporation submitting their share certificates to the Company.”  No shareholder has submitted share certificates to effect the conversion.

According, if the shareholders of the Company entitled to vote approve the abandonment of the Plan of Conversion, the Plan of Conversion may be abandoned pursuant to North Dakota Century Code § 10-19.1-104.5.

The Company is by this Proposal seeking shareholder approval to abandon the plan to convert the Company from a North Dakota corporation to a limited liability company and retain the status of the Company as a North Dakota corporation.

Accordingly, the Board proposes that the plan to convert the Company from a Corporation to a limited liability company be abandoned.

The Board Of Directors Recommends That You Vote “FOR” the Abandonment of the Plan of Conversion.

Proposal No. 4
Advisory Vote on Executive Compensation

Section 14A of the Securities Exchange Act of 1934 (15 U.S.C. 78n-1), pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), also requires the Company to hold an advisory, non-binding vote to approve the compensation of the Company’s named executive officers as disclosed in this Proxy Statement in accordance with the SEC’s rules.

The Company’s named executive officers are identified in the 2013 Summary Compensation Table and the compensation of the named executive officers is set forth thereon.  The Company’s executive compensation is designed to attract, retain and motivate executive talent, including its named executive officers, who are critical to the Company’s success.  We believe that our named executive compensation is reasonable and consistent with the compensation of other similar executives in the industry while providing incentives for performance which promotes long-term shareholder value.

The Board of Directors strongly endorses the Company’s executive compensation program and is therefore requesting your non-binding vote in favor of the following resolution:

“RESOLVED, that the compensation of the Company’s named executive officers as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the tabular disclosure regarding named executive officer compensation together with any accompanying narrative disclosure in this Proxy Statement, is approved.”

Because the vote is advisory, it will not binding upon the Board and the Board will not be required to take any action as a result of the outcome of the vote on this Proposal.  The Board will carefully consider the outcome of the vote when considering future executive compensation arrangements.

The Board Recommends that You Vote “FOR” Approval Of The Compensation Paid To The Company’s Named Executive Officers.

Proposal No. 5
Advisory Vote on Frequency of
Vote on Executive Compensation

Section 14A of the Securities Exchange Act of 1934 (15 U.S.C. 78n-1), pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), also requires the Company to hold an advisory vote, not less frequently than every six years, on the frequency of the advisory vote to approve the compensation of our named executive officers as described in Proposal 4 in this Proxy Statement.  Future votes, regardless of frequency, would be substantially similar in nature to the vote requested under Proposal 4.  By voting on this Proposal 5, shareholder may indicate whether they would prefer that we hold a “say-on-pay” vote every one, two or three years.

The Company is presenting the following proposal which gives you as a shareholder the opportunity to inform the Company as to how often you wish the Company to include a proposal similar to Proposal 4 in our proxy statements.  While our Board of Directors intends to carefully consider the shareholder vote resulting from this Proposal, the final vote will not be binding on us and is advisory in nature.

“RESOLVED, that the shareholder wish the Company to include an advisory vote on the compensation of the Company’s named executive officers pursuant to Section 14A of the Securities Exchange Act every:

●	One year;
●	Two years; or
●	Three years.”

The Board of Directors believes that having an advisory vote on executive compensation every three years would comply with regulatory requirements while providing the Board with sufficient time to evaluate and respond to shareholder input, effectively implement changes, as needed, and make decisions as to future compensation to our named executive officers.

The Board will consider the outcome of the vote requested by this Proposal 5 when making future decisions regarding the frequency of the “say-on-pay” vote described in Proposal 4 of this Proxy Statement.  However, because this is an advisory vote and not binding on the Board of Directors of the Company, the Board may decide that it is in the best interest of our shareholders and the Company to hold an advisory vote on the compensation of our named executive officers more or less frequently than the frequency approved by our shareholders.

The Board Of Directors Recommends That You Vote “FOR” a Three Year Frequency for an Advisory
Vote on Executive Compensation.

The Board Of Directors Recommends That You Vote “FOR” a Three Year Frequency for an Advisory Vote on Executive Compensation.

Other Matters

The Company’s management is not aware of any other matters that may come before the Meeting.  The proxies named in the accompanying Proxy form will vote said Proxy in accordance with their judgment if any other matter does properly come before the Meeting.

A copy of the Annual Report to shareholders is enclosed with this Proxy Statement.  Copies of the Company’s 10-K Annual Report are available upon request by contacting Elizabeth Redding at the Company at 1 Main Street North, Minot, ND 58703.

Deadline for Submission of Shareholder Proposals
For Next Annual Meeting

Proposals of shareholders intended to be presented at the 2015 Meeting must be received by the Secretary of the Company, 1 Main Street North, Minot, North Dakota 58703, no later than December 14, 2014, for inclusion in the Proxy Statement and form of Proxy for such Meeting.  If notice of any other shareholder proposal intended to be presented at the 2015 Annual Meeting of shareholders but not intended to be included in the Company’s Proxy Statement and form of Proxy for such Meeting is not received by the Company on or before March 5, 2015, the Proxy solicited by the Board of the Company for use in connection with the Meeting may confer authority on the proxies named therein to vote in their discretion on such proposal without any discussion in the Company’s Proxy Statement for that Meeting of either the proposal or how such proxies intend to exercise their voting discretion.

Voting Trustees and Their Nominees

Please advise the Company whether other persons are the beneficial owners of the Company’s shares for which Proxies are being solicited from you, and, if so, the number of copies of this Proxy Statement and other soliciting materials you wish to receive in order to supply copies to the beneficial owners of the Company’s shares.

This solicitation is being made by mail on behalf of the Board, but may also be made without additional remuneration by officers or employees of the Company by telephone, telegraph, facsimile transmission or personal interview. The expense of the preparation, printing and mailing of this Proxy Statement and the enclosed Proxy form and Notice of Annual Meeting and any additional material relating to the Meeting which may be furnished to shareholders by the Board subsequent to the furnishing of this Proxy Statement has been or will be borne by the Company.  The Company will reimburse banks and brokers who hold the Company’s shares in their name or custody, or in the name of nominees for others, for their out-of-pocket expenses incurred in forwarding copies of the Proxy materials to those persons for whom they hold those Company’s shares.  To obtain the necessary representation of shareholders at the Meeting, supplementary solicitations may be made by mail, telephone or interview by officers of the Company or selected securities dealers.  It is anticipated that the cost of any other supplementary solicitations, if any, will not be material.

It is important that Proxies be returned promptly.  Shareholders, whether or not they expect to attend the meeting in person, are urged to complete, date and sign the enclosed form of Proxy and return it promptly in the envelope provided for that purpose.  By returning your form of Proxy promptly, you can help the Company avoid the expense of follow-up mailings to ensure a quorum so that the Meeting can be held.  Shareholders who attend the Meeting may revoke a prior Proxy and vote their Proxy in person as set forth in this Proxy Statement.

By Order of the Board of Directors

/s/ ________________________________
      Elizabeth Redding
Dated: [                                ], 2014                                             Secretary

PROXY	PROXY

The undersigned hereby appoints                                                                            , with power of substitution, as proxy to vote the shares of Common Stock of the undersigned in Capital Financial Holdings, Inc. at the Annual Meeting of Shareholders to be held Friday, [    ], 2014 at the Sleep Inn, 2400 10th Street SW, Minot, North Dakota, and at any adjournment thereof, upon all business that may properly come before the meeting, including the business identified (and in the manner indicated) on this proxy and described in the proxy statement furnished herewith.  Using a black or blue ink pen, indicate your vote by an ☒.  Please do not write outside the designated areas.

THE BOARD OF DIRECTORS SOLICIT THIS PROXY CARD AND RECOMMEND A VOTE “FOR” EACH OF THE LISTED NOMINEES, “FOR” PROPOSAL NOS. 2, 3 AND 4, AND “THREE YEARS” FOR PROPOSAL NO. 5.

Proposals

1.	To elect the following persons as directors of the Company to serve until the next Annual Meeting of Shareholders or until their successors have been duly elected and qualified.			3.	To approve abandonment of the plan to convert from a corporation to a limited liability company.
					☐ FOR PROPOSAL 3	☐ WITHHOLD AUTHORITY
		FOR	WITHHOLD AUTHORITY

	John Carlson	☐	☐	4.	A non-binding, advisory vote to approve the compensation of the named executives.
	Gordon Dihle	☐	☐
	Elizabeth Redding	☐	☐		☐ FOR PROPOSAL 4	☐ WITHHOLD AUTHORITY

2.	To ratify the appointment of Hein & Associates, LLP as the Company’s independent registered public accountant, to audit the Company’s financial books and records for its fiscal year ending December 31, 2014.			5.	A non-binding, advisory vote to set the frequency of advisory voting on the compensation of the named executive officers.
					☐ ONE YEAR
		☐ FOR PROPOSAL 2	☐ WITHHOLD AUTHORITY		☐ TWO YEARS
					☐ THREE YEARS

(Please Date, Sign, And Promptly Return This Proxy In The Enclosed Stamped Envelope.)

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED “FOR” EACH OF THE NOMINEES, “FOR” PROPOSAL NOS. 2, 3 AND 4, AND “THREE YEARS” FOR PROPOSAL NO. 5.  IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THE PROXY NAMED ABOVE IN THEIR BEST JUDGMENT.

Account	No. of Shares
Signature and Title (if applicable)

Date

Name and Address
Signature, if held jointly

Date

Please sign exactly as name(s) appear on this proxy.  If joint account, each joint owner should sign.  If signing for a corporation or partnership or as agent, attorney or fiduciary, indicate the capacity in which you are signing.